UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 14, 2006
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Park Granada, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.13

Item 1.01 Entry into a Material Definitive Agreement
2006 Equity Incentive Plan
     On June 14, 2006, the stockholders of Countrywide Financial Corporation (the “Company”) approved the adoption of the Countrywide Financial Corporation 2006 Equity Incentive Plan (the “2006 EIP”). The 2006 EIP provides for the grant of non-qualified and incentive stock options, stock appreciation rights, stock awards and cash incentive awards to selected employees and directors of, and service providers to, the Company and its subsidiaries. The 2006 EIP will be administered by the Compensation Committee of the Board of Directors who will select from the eligible participants, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards.
     Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2006 EIP shall equal twenty-two million shares of stock, all of which may be granted as incentive stock options, but no more than eleven million will be granted as an award type other than an option or stock appreciation right.
     The 2006 EIP’s effective date is February 22, 2006. The 2006 EIP will continue in effect until terminated by the Company’s Board of Directors. No awards, however, may be granted under the 2006 EIP after the ten-year anniversary of the effective date.
     The foregoing summary description of the 2006 EIP is qualified in its entirety by reference to the actual terms of the 2006 EIP, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. For additional information regarding the 2006 EIP, refer to Proposal Two (Approval of the 2006 Equity Incentive Plan) on pages 42-49 of the Company’s 2006 Proxy Statement, as filed with the Securities and Exchange Commission on April 28, 2006, which is incorporated herein by reference.
     The following forms of agreements will be used in connection with the 2006 EIP: form of Stock Appreciation Rights Award Agreement, form of Restricted Stock Unit Award Agreement, form of Restricted Stock Award Agreement, form of Performance-Based Stock Appreciation Rights Award Agreement, form of Performance-Based Restricted Stock Unit Award Agreement, form of Performance-Based Restricted Stock Award Agreement, form of Performance-Based Non-Qualified Stock Option Award Terms, form of Performance-Based Incentive Stock Option Award Terms, form of Non-Qualified Stock Option Award Terms and form of Incentive Stock Option Award Terms, copies of which are filed, respectively, as Exhibits 10.2 through 10.11 to this Current Report.
Second Amendment to Amended and Restated Rights Agreement
     On June 14, 2006, the Company’s Board of Directors approved the Second Amendment to Amended and Restated Rights Agreement by and between the Company and American Stock Transfer & Trust Company (the “Second Amendment”). The Second Amendment modifies the Company’s Amended and Restated Rights Agreement, dated as of November 27, 2001, as amended by the Substitution of Rights Agent and Amendment to Amended and Restated Rights Agreement, dated as of December 8, 2005 (collectively, the “Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Rights Agreement.
     The Second Amendment, among other things, increases the Purchase Price per Right from One Hundred Seventy Five Dollars ($175.00) per Right to Six Hundred Twenty Four Dollars ($624.00) per Right. Upon the occurrence of certain trigger events described in the Rights Agreement involving an actual or prospective change in the Company’s ownership, if the Company’s Board of Directors does not elect to redeem the Rights, upon payment of the Purchase Price certain holders of the Rights would be entitled to purchase equity securities in the Company or the person acquiring the Company having a value equal to two times the Purchase Price. Each share of the Company’s common stock is currently associated with 0.25 of a Right. The Second Amendment is entered into and effective as of June 14, 2006.
      Reference is hereby made to the description of the Rights Agreement and text of the Rights Agreement filed with the Company’s Form 8-A/A dated December 5, 2001. The foregoing description of the Second Amendment is qualified in its entirety by the actual terms of the Second Amendment, which is attached hereto as Exhibit 10.12 and incorporated herein by reference.
Amendment and Restatement to Change in Control Severance Plan
     On June 14, 2006, the Compensation Committee and the Company’s Board of Directors approved a new Countrywide Financial Corporation Change in Control Severance Plan (the “Amended CIC Plan”), which amended and restated the Company’s Change in Control Severance Plan, which was originally adopted on September 12, 1996 and subsequently amended and restated on February 23, 2005 (the “Previous CIC Plan”). The Amended CIC Plan provides a salary continuation payment and certain other benefits for each of the Company’s employees who is a participant in the plan and who separates from employment with the Company in the event of certain changes in control. The Amended CIC Plan changes the Previous CIC Plan to, among other things, revise (1) the definition of

“Change in Control” to lower the trigger threshold from a requirement that two-thirds of the Board of Directors cease to be members of the Board of Directors to a fifty-percent requirement, (2)  revise the definition of “Non-Control Transaction” to be one in which (a) the Company’s shareholders immediately before a combination own directly or indirectly at least fifty-percent of the combined companies shares instead of seventy-percent and (b) at least fifty-percent of the incumbent Board of Directors remain as board members instead of two-thirds, (3) removes benefits under the Previous CIC Plan to employees who are terminated from the Company in anticipation of a Change in Control, and (4)  provides the right to severance benefits to anyone terminated within twenty-four months following a change in control. This description of the Amended CIC Plan is qualified by reference to the Amended CIC Plan, a copy of which is filed as Exhibit 10.13 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.
10.1	Countrywide Financial Corporation 2006 Equity Incentive Plan.

10.2	Form of 2006 Equity Incentive Plan Stock Appreciation Rights Award Agreement.

10.3	Form of 2006 Equity Incentive Plan Restricted Stock Unit Award Agreement.

10.4	Form of 2006 Equity Incentive Plan Restricted Stock Award Agreement.

10.5	Form of 2006 Equity Incentive Plan Performance-Based Stock Appreciation Rights Award Agreement.

10.6	Form of 2006 Equity Incentive Plan Performance-Based Restricted Stock Unit Award Agreement.

10.7	Form of 2006 Equity Incentive Plan Performance-Based Restricted Stock Award Agreement.

10.8	Form of 2006 Equity Incentive Plan Performance-Based Non-Qualified Stock Option Award Terms.

10.9	Form of 2006 Equity Incentive Plan Performance-Based Incentive Stock Option Award Terms.

10.10	Form of 2006 Equity Incentive Plan Non-Qualified Stock Option Award Terms.

10.11	Form of 2006 Equity Incentive Plan Incentive Stock Option Award Terms.

10.12	Second Amendment to Amended and Restated Rights Agreement dated June 14, 2006 by and between Countrywide Financial Corporation and American Stock Transfer & Trust Company.

10.13	Countrywide Financial Corporation Change in Control Severance Plan, as amended and restated as of June 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

/s/ Marshall M. Gates
Dated: June 19, 2006	Name:	Marshall M. Gates
	Title:	Senior Managing Director and Chief Administrative Officer

EXHIBIT INDEX

Exhibit
No.
10.1	Countrywide Financial Corporation 2006 Equity Incentive Plan.

10.2	Form of 2006 Equity Incentive Plan Stock Appreciation Rights Award Agreement.

10.3	Form of 2006 Equity Incentive Plan Restricted Stock Unit Award Agreement.

10.4	Form of 2006 Equity Incentive Plan Restricted Stock Award Agreement.

10.5	Form of 2006 Equity Incentive Plan Performance-Based Stock Appreciation Rights Award Agreement.

10.6	Form of 2006 Equity Incentive Plan Performance-Based Restricted Stock Unit Award Agreement.

10.7	Form of 2006 Equity Incentive Plan Performance-Based Restricted Stock Award Agreement.

10.8	Form of 2006 Equity Incentive Plan Performance-Based Non-Qualified Stock Option Award Terms.

10.9	Form of 2006 Equity Incentive Plan Performance-Based Incentive Stock Option Award Terms.

10.10	Form of 2006 Equity Incentive Plan Non-Qualified Stock Option Award Terms.

10.11	Form of 2006 Equity Incentive Plan Incentive Stock Option Award Terms.

10.12	Second Amendment to Amended and Restated Rights Agreement dated June 14, 2006 by and between Countrywide Financial Corporation and American Stock Transfer & Trust Company.

10.13	Countrywide Financial Corporation Change in Control Severance Plan, as amended and restated as of June 14, 2006.